SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C. 20549
                                 Form 8-K

                             CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                           October 19, 2006
                             --------------
              Date of Report (Date of earliest event reported)


                        WATAIRE INTERNATIONAL, INC.
                    --------------------------------
           (Exact name of registrant as specified in its charter)


WASHINGTON                                   91-2060082
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(State of incorporation                   (I.R.S. Employer
or organization)                          Identification No.)

                      	SEC File No.  000-49955

#300, Warner Center, 21550 Oxnard Street
Woodland Hills, California                   91367
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(Address of principal executive offices)  (Zip Code)

                            877-602-8985
                            ------------
          Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 12, 2006, Wataire International, Inc., formerly Cimbix corporation (the "Registrant" or the "Company") entered into an exclusive worldwide license agreement with Wataire Industries Inc. ("Wataire") to market and distribute their home/office water generator machines, their under the counter/over the counter units, and any future products from Wataire and a license for the Company to use Wataire's trade name and trademark. Under the terms of the agreement, the Company is also acquiring the rights to Wataire's existing, pending and future contracts of the home/office units. The license agreement provides for a term of 5 years with an option to renew for an additional 5 years.

On October 19, 2006, the above exclusive worldwide license agreement with Wataire has been amended to provide for an initial term of 15 years with an option to renew for an additional 10 years. The terms shall commence from September 12, 2006 and end on September 30, 2021.

Similarly, on July 10, 2006, the Company entered into an exclusive worldwide license agreement with Wataire to market and distribute their commercial atmospheric water generator machines including the CI-2500, CI-5000 and the Water-producing Greenhouse. Under the terms of the agreement, the license agreement provides for a term of 5 years with an option to renew for an additional 5 years.

On October 19, 2006, the exclusive worldwide license agreement for the commercial atmospheric water generator machines with Wataire has been amended to provide for an initial term of 15 years with an option to renew for an additional 10 years. The terms shall commence from July 10, 2006 and end on July 31, 2021.

Pursuant to both agreements, Wataire will furnish the Company with training, ongoing technical support, management expertise and other marketing literature and materials needed to exploit the innovative technology developed by Wataire.

ITEM 2.01  COMPLETION OF ACQUISITION

See Item 1.01 above.

Item 7.01    Regulation FD Disclosure.

On October 23, 2006, the Company issued a press release (the "Press Release") announcing the above amendments. A copy of the Press Release is furnished as Exhibit 99.1 to this report.

The information in this report shall not deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

C)  EXHIBITS

Exhibit      Description
-------	   -----------------


10.3 Amended license agreement between Wataire International, Inc. and Wataire Industries Inc. dated October 19, 2006

10.4	    Amended license agreement between Wataire International, Inc. and
            Wataire Industries Inc. dated October 19, 2006

99.1        Press release dated October 23, 2006



                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WATAIRE INTERNATIONAL, INC.

DATE:   October 23, 2006
                                        By:  /s/ ROBERT ROSNER
                                            -----------------------
                                             ROBERT ROSNER
                                             President, Director